UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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NORTHPORT NETWORK SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NORTHPORT NETWORK SYSTEMS INC.
601 Union Street, Suite #4200,
Seattle, WA, 98101

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON Tuesday, August 24 , 2010

To the Shareholders of Northport Network Systems Inc.:

Notice is hereby given to the shareholders (the “Shareholders”) of Northport Network Systems Inc., a Washington corporation (the “Company”) that the 2010 annual meeting of shareholders (the “Annual Meeting”), will be held at the Company’s corporate securities attorney’s offices at Suite #4500, 601 Union Street, Seattle, Washington on Tuesday, August 24, 2010 at 1:00 p.m. ( Pacific Daylight Time), for the following purposes:

Proposal 1:	To elect seven (7) directors to serve until the next annual meeting of shareholders;

Proposal 2:	To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010; and

Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

The board of directors has set July 22, 2010 (the “Record Date”), as the record date for the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of shareholders as of the Record Date will be available for inspection for any purpose related to the Annual Meeting, during the ten (10) days prior to the Annual Meeting, at the Company’s Seattle and Dalian offices, during regular business hours and at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to ensure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ James Wang
Chief Financial Officer, Secretary and Director

Seattle, Washington
June 25, 2010

NORTHPORT NETWORK SYSTEMS INC.

PROXY STATEMENT
For Annual Meeting of Shareholders
To Be Held on Tuesday, August 24, 2010

This proxy statement (this “Proxy Statement”) is being furnished to the shareholders of record as of the close of business on July 22, 2010 (“Shareholders”) holding shares of common stock, $.001 par value (the “Common Stock”) of Northport Network Systems Inc., a Washington corporation (the “Company”), in connection with the solicitation by the board of directors (the “Board”) of proxies for use at the Company’s 2010 annual meeting of shareholders (the “Annual Meeting”), to be held on Tuesday, August 24, 2010 at 1:00 p.m. ( Pacific Daylight Time ) at the Company’s securities attorney’s offices at Suite #4500, 601 Union Street, Seattle, Washington, 98101 and at any adjournments or postponements thereof. The matters to be considered and acted upon at the Annual Meeting are described in this proxy statement.

The proxy statement and accompanying proxy card are first being mailed to the Shareholders on or about July 23, 2010.

INFORMATION ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, Shareholders will be asked to vote upon the following matters, which are also outlined in the notice of meeting on the cover page and described in this Proxy Statement:

Proposal 1:	To elect seven (7) directors to serve until the next annual meeting of shareholders;

Proposal 2:	To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010; and

Other Business:	To transact such other business as may properly come before the Annual Meeting and at any adjournments or postponements thereof.

After the conclusion of business at the Annual Meeting the Board and management of the Company will respond to questions from Shareholders.

Who is entitled to vote?

Only common stock Shareholders of record as of the close of business on July 22, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. Each Shareholder is entitled to one (1) vote per share. Pursuant to the Company’s Articles of Incorporation, the Company is authorized to issue 100,000,000 shares of Common Stock at $.001 par value. As of the Record Date, there are 37,477,172 shares of Common Stock issued and outstanding. In addition, the Company is authorized to issue 100,000,000 Preferred Stock at $.001 par value. As of the Record Date, there were no Preferred Shares issued and outstanding.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders may submit proxies by completing, signing and dating the attached proxy card and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may vote by mailing, completing, signing, and dating the voting instruction cards provided.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may revoke or change your vote at any time before the proxy is exercised by sending a notice of revocation or a duly executed proxy card bearing a later date to the Company’s Seattle office with attention to the Secretary. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management of the Company.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees for election as directors or your vote may be “WITHHELD” with respect to one or more of such nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board, which will be voted “FOR” the proposals described in this Proxy Statement.

What is the voting requirement to approve each of the proposals?

In the election of directors, pursuant to Washington law, the six (6) directors nominated for election receiving the highest number of “FOR” votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of Common Stock entitled to vote will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 37,477,172 shares of Common Stock, representing the same number of votes, were issued and outstanding. Thus, the presence of the holders of Common Stock representing at least 18,738,586 shares will be required to be present in person or by proxy to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum is present.

What happens if additional matters are presented at the Annual Meeting?

Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Zhao Yan and Zhongbo Jia, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for an unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy “FOR” such other candidate or candidates as may be nominated by the Board.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain a separate set of voting materials?

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders, Form 10-K for the fiscal year ended December 31, 2009 and Proxy Statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Northport Network Systems Inc.
601 Union Street, Suite #4200
Seattle, Washington, 98101
Attn: James Wang
(206) 652-3451

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final results in the Company’s next quarterly report on Form 10-Q.

What is the difference between holding my shares as a shareholder of record and as a beneficial owner?

As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Shareholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Holladay Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy card to your address of record for your use.

  Beneficial Owner — If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote and are also invited to attend the annual meeting. Since a beneficial owner is not the shareholder of record, you may not vote these in person at the meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee, or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

How will my proxy be voted?

Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions relating to the proposals contained herein. We are not aware of any other matter that may be properly presented other than the proposals described herein. If any other matter is properly presented, the persons named in the enclosed form of proxy card will have discretion to vote in their best judgment. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

What if I don’t mark the boxes on my proxy?

Unless you give other instructions on your form of proxy, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement.

Can I go to the Annual Meeting if I vote by proxy?

Yes. Attending the Annual Meeting does not revoke the proxy. However, you may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Annual Meeting or by delivering a later dated proxy.

PROPOSAL NO. 1

BOARD ELECTION

General

The Board currently consists of seven directors, all of one class; however the Company’s current Bylaws permit a Board consisting of up to nine directors. Directors are elected for a term of office to expire at the next annual meeting of shareholders after their election and until their successors are duly elected and qualified. The Board proposes that the six nominees for election described below, be elected for a term of one year or until their successors are duly elected and qualified. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Set forth below are the names of the nominees for election as directors, their positions and offices with the Company (if applicable), their principal occupations during the past five years, directorships held with other corporations (if applicable), certain other information, their ages and, if relevant, the year they became a director of the company.

     The Board of Directors unanimously recommends that you vote “FOR”
the election of each of the nominees for director, which requires that the nominees receiving the highest number of votes in their favor will be elected.

CURRENT BOARD OF DIRECTORS AND NOMINEES FOR ELECTION

Name	Current Position with Company	Age[1]
Yan Zhao	Chairman of the Board and President	56
Zhong Bo Jia	Vice President and Director	56
James Wang	Secretary, Director and Chief Financial Officer	58
Jim H. Qian	Chief Executive Officer and Director	48
Xiao Jun	Director	40
Yu Jianhua	Director	54
Roc Mou	Director	51

Information Concerning Directors and Nominees for Election

Directors serve for a term of one year or until their successors are elected and qualified. Directors do not receive cash compensation for service as such. Executive officers are appointed and serve at the will and discretion of the Board of Directors. The only family relationship between or among any of the directors or executive offices of the Company is between Yan Zhao and Zhong Bo Jian who are husband and wife.

Yan Zhao – Chairperson and President

Yan Zhao is Chairperson and President of Dalian, China based, Dalian Beigang Information Industry Development Co. Ltd., which she co-founded in 1997. Prior to 1997, she spent five years as general manager of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1992, she was general manager of the Dalian Post and Telecommunication Bureau. Yan Zhao is a 1976 Bachelor of Science graduate of Chang Chun Post and Telecommunications College. She became President and director of Northport in April 2004.

____________________________________________
1 As of the date of this Proxy Statement

Jim H. Qian, Chief Executive Officer and Director

Jim H. Qian, Ph.D. is currently the president and CEO of American Centrality Group, Inc., Nevada and Abgenom, Inc. Hayward, CA. Prior to this, Dr. Qian was a co-founder & president of Abgenome, Inc. Berkeley, CA, which develops in vitro diagnostic kits for cardiovascular diseases. Prior to that, Dr. Qian was the co-founder & president of ProMab Biotechnologies, Inc. which develops and markets recombinant proteins, antibody-based reagents and diagnostic kits, and tissue chips to academic and pharmaceutical laboratories worldwide. Before launching ProMab, Dr. Qian was a scientist at Incyte Genomics, Inc. He received his postdoctoral training in Biochemistry from University of California at Berkeley and obtained his Ph.D. in Microbial Biology from University of Nebraska-Lincoln.

Zhong Bo Jia – Vice President and Director

From 1992 until co-founding Dalian Beigang Information Industry Development Co. Ltd. in 1997, Mr. Jia was President of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1973 and from 1977 to 1992, he was with the Dalian Post and Telecommunication Bureau as Vice General Manager. Mr. Jia is a 1977 Bachelor of Science graduate from Beijing Post and Telecommunication University. He became a director of Northport in April 2004.

James Wang – Director and Secretary

James Wang, a Canadian citizen, has experience in business in both Canada and the US in areas of distribution and technology. Since 2001 and over the past five years, he has devoted his time and efforts with Dalian Beigang as a marketing consultant. He has been extensively involved in assisting the management of the Dalian business in aspects of their core business and also assisting the Company in planning a US share listing. He became a director of Northport in April 2004.

Xiao Jun- Director

Xiao Jun has been an employee of Northport’s China subsidiary since April 2004. He obtained a Masters degree in Multimedia and Virtual Reality in 2002 from Leuven Engineering College in Belgium and also holds a 1992 degree in Computer Science and Engineering from Huazhong University of Science and Technology. From 1996 to 1998 he was Vice Chief Engineer of the spaceflight group at Guangyu Group in Shenzhen, China. From 1998 until 2000 he was Vice General Manager of Beijing Yuanchao Information Technology Ltd. where he assisted in the development of China’s first business image processing software. In 2000 he joined Beijing Yimei Network Technology Ltd as Vice CEO where he led the employee team in development of China`s first digital imaging network platform. While at Yimei, he assisted in the establishment of the Beijing Digital Image Industry Union along with Lenovo, BOE and Thunis; all major players in the field. Since joining Northport China, he has headed up the Company`s research and development division and was appointed Chief Technology Officer in October 2009.

Yu Jianhua- Director

Yu Jianhua is a resident of Dalian, China and has significant expertise in real estate and property development. Since 2001 he has been Chairman of Dalian Jintudi Real Estate Development Co. Ltd. Prior to that he was Deputy General Manager of Dalian Xintian Real Estate Development Co. Ltd. and Dalian Dongfang Real Estate Development Co. Ltd. Previously he spent almost twenty years as a Factory Manager with a number of food and safety equipment manufacturing factories in Dalian.

Roc Mou- Director

Roc Mou, age 51, has a BA degree from Liaoning Normal University in Dalian, China. He commenced his career in the television and cable industries in 1984 when he became a reporter for the Liaoning Dalian TV station, and eventually became the General Manager with Dalian Cable TV Company Ltd. In 2001, he formed his own cable TV company and became managing director of Tiantu Cable TV Network Co., Ltd.

Legal Proceedings

The Company’s directors, officers, affiliates or associate of any such director, officer or affiliate is not a party adverse and does not have a material interest adverse to the Company or any of its subsidiaries.

Transactions with Related Persons

The Company did not entered into any transactions with its directors or executive officers during 2009.. All of the directors and officers have entered into employment agreements with the Company’s wholly owned Chinese subsidiary, as is required by Chinese labor laws.

On June 18, 2010, a wholly owned subsidiary of the Company, Dalian Northport Information Industry Development Co., Ltd. (“Dalian Northport”), entered into an equity agreement with Yu Jianhua, a director of the Company, to acquire a 35% equity interest in Riyueming Hotels Co., Ltd. (“ Riyueming”), an existing group of business budget hotels headquartered in Dalian, China.

Mr. Yu retains a 15% equity interest in Riyueming after conclusion of this transaction. The 35% interest in Riyueming was acquired in exchange for 1,777,160 shares of Northport Network Systems Inc. Management of the Company have calculated the consideration to be paid to Yu Jianhua in exchange for the 35% equity interest in Riyueming based on the following;

     -That Riyueming’s annual accounting shows RMB17.34 million yuan in annual total profit and that the total profit in the following three years will be not less than RMB52.02 million yuan equal to USD$7,616,400 (USD:RMB=1:6.83) .

     -Therefore a 35% equity interest would be valued at USD $2,665,740. Using US$1.50 per share for the Company’s stock price, management values the 35% equity interest at 1,777,160 treasury shares of the stock of Northport Network Systems Inc.

Northport Network Systems Inc. share price on the date of the agreement was $0.90 US per share.

Promoters and Certain Control Persons

By virtue of their activities in founding and organizing the Company, as well as their beneficial ownership of its voting securities, Yan Zhao, Zhong Bo Jia and James Wang may be deemed to be “promoters” of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers, directors and persons who own more than ten percent (10%) of the common stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and beneficial owners are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2009, all of its officers, directors and beneficial owners complied with all Section 16(a) filing requirements applicable the them with respect to transactions during the 2009 fiscal year.

CORPORATE GOVERNANCE

Director Independence

None of the Directors are considered “independent.”

Board Meetings and Committees; Annual Meeting Attendance

The Board met five (5) times during the 2009 fiscal year. Each of the Company’s current directors attended 100% of the aggregate number of Board and Board committee meetings. The Company does not have a specific policy regarding director attendance at the annual meeting of shareholders; however, all directors are encouraged to attend if available. The Company held an annual meeting of the shareholders in Seattle, Washington, USA on July 20, 2009. The Board has not established a compensation committee, audit committee or a nominating committee.

Nomination Committee

The Company does not have a standing nomination committee or committee performing similar functions. Due to the small size of the Board, all directors participate in carrying out nominating responsibilities. In identifying qualified individuals to become directors, the Board selects candidates whose attributes it believes would be most beneficial to the Company. The Board evaluates each individual’s experience, integrity, competence, diversity skills and dedication in the context of the needs to the Board. The Board generally will require that nominees be persons of sound ethical character, be able to represent all shareholders fairly, have no material conflicts of interest, have demonstrated professional achievement, have meaningful experience and a general appreciation of the business and industry issues facing the Company. The Board does not have a policy with regard to shareholder nominations; however, it will consider qualified nominees recommended by the shareholders. The Board is in the process of developing provisions to address the process by which a shareholder may nominate an individual to stand for election to the Board.

Audit Committee

The Company has not established an audit committee because the Company does not have any directors that meet the requirements of independence. The Board intends to establish a formal audit committee in the near future. The Board has elected to be responsible for policies, procedures and other matters relating to accounting, internal financial controls and financial reporting, including the engagement of independent registered public accountants and the planning, scope, timing and cost of any audit and any other services that the auditors may be asked to perform, and review the auditors’ report on the Company’s financial statements following completion of each audit.

Compensation Committee

The Company has not established a compensation committee. The entire Board participated in deliberations concerning the executive officer compensation in 2009. Based on the Board’s review and discussions regarding executive compensation, the Board has decided to include information relating to executive compensation in this Proxy Statement, which can be found below.

Shareholder Communications

The Company has no policy regarding shareholder communications; however, shareholders may contact any of the Company’s directors by writing to them at Northport Network Systems Inc., 601 Union Street, Suite 4200, Seattle, Washington, 98101. Historically, the Board has not received shareholder communications and therefore, the Board does not have a formal process in place for handling such communications; however, the Board is actively evaluating such a process and expects to adopt a policy in the near future.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Executive Compensation Table

The following table sets forth a summary of all compensation for the last fiscal ending year on December 31, 2009, awarded to, earned by, or paid to the persons serving as the Company’s principal executive officer and the two most highly compensated executive officers other than our principal executive officer.

Name, Principal Position	Year	Base Salary $ (1)	Bonus $ (2)	Option Awards $	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified	All Other Compensation $	Total Compensation $
Yan, Zhao, Chairperson, President	2008 2009	$21,551.72 $35,087.71	-0-	-0-	-0-	-0-	-0-	$21,551.72 $35,087.71
Zhong Bo Jia, Vice President	2008 2009	$17,241.37 $31,578.94	-0-	-0-	-0-	-0-	-0-	$17,241.37 $31,578.94
Jim H Qian	2008 2009	$0 $31,578.94	0	0	0	0	0	$0 $31,578.94
James Wang, Secretary	2008 2009	-0-(5) -0-	-0-	-0-	-0-	-0-	-0-	-0-(5) -0-
Xiao Jun	2008 2009	0 0						0 0
Yu Jianhua	2008 2009	0 0						0 0
Roc Mou	2008 2009	0 0						0 0

(1) Executives residing in China, receive compensation in Chinese Yuan. The U.S. Dollar amounts expressed above have been derived using an exchange rate of $1.00 = 6.84 Yuan.

(2) There are no employment agreements or any other arrangements currently in place whereby the Company’s executive officers receive compensation in the form of bonuses, options or other compensation under non-equity incentive plans.

(3) There is no formal pension plan currently in place for the Company’s executives or employees other than pension plans required by law for Chinese staff.

(4) The Company has not paid any other compensation to its executives.

(5) During the 2008 and 2009 fiscal years, Mr. Wang did not receive any compensation for his duties as secretary of the Company.

Employment Agreements with Our Executives and Employees

Currently, employment agreements are in place with all of the Company’s China based executives and employees No other arrangements exist whereby our executive officers would receive compensation in the form of bonuses, options or other compensation under non-equity incentive plans. Furthermore, no pension plan is currently in place for the Company’s executives or employees other than as required by law for China based executives.

The Company did not offer a pension plan during fiscal year 2009 other than as required by law for China based staff. The full time Chinese employees of the Company are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees’ salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The total provision and contributions made for such employee benefits was s $16,147 and $9,117 for the years ended December 31, 2008 and 2009, respectively. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

Employment Bonus Compensation

The Company did not offer any employment bonuses during fiscal year 2009.

Outstanding Equity Awards at Fiscal Year End

The Company did not offer any equity options during fiscal year 2009.

Director Compensation

The Company did not enter into any director compensation arrangements during the fiscal year 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 22, 2010, the Company’s outstanding Common Stock owned of record or beneficially by each executive officer and director and by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company’s Common Stock, and the shareholdings of all executive officers and directors as a group. Each person has sole voting and investment power with respect to the shares shown.

NAME	SHARES OWNED	PERCENTAGE OF SHARES OWNED AS AT July 22, 2010
Zhao Yan	5,750,000	15.34%
Zhong Bo Jia	3,375,000	9.00%
James Wang	2,239,120	6.38%
Xiao Jun	1,100,000	2.93%
Jim H. Qian	0	0 -
Yu Jianhua	3,277,160	8.74%
Roc Mou	0	0
All Executive Officers and Directors	15,741,280	42.0%

The Company is not aware of any arrangement which might result in a change in control in the future. The addresses of the principal shareholders are:

Zhao Yan:
7th Floor, 21 Huabin Street
Xigang District
Dalian, Liaoning Province, China

Zhong Bo Jia:
Room 504, 32 Kang Zhuang Street
Bai Yun Xin Chun
Xigang District, Dalian, Liaoning Province, China

James Wang:
#4200, 601 Union Street,
Seattle, Washington, 98101

Jim H Qian
120 Dixon Landing Road, Unit#162
Milpitas, CA 95035 USA

Xiao Jun
200 Wuyi Road, Unit 84-3-2 Shahekou District
Dalian, LiaoNing, China 116033

Yu Jianhua
64 San Huan Street, Unit# 1-5-1, Xigang District
Dalian, LiaoNing, China 116013

Roc Mou
18-1, 38 Ruyi Street, Shahekou District
Dalian, Liaoning, China 116021

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Baker Tilly Hong Kong Limited, as the Company’s independent registered public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2010. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

Fees to Independent Registered Public Accountants for the 2009 Fiscal Year

The following table presents fees for professional services rendered by the Company’s independent registered public accountants for the audit of the Company’s annual financial statements in the 2009 fiscal year and fees billed for audit-related services, tax services and all other services rendered by the Company’s independent registered public accountants for the 2009 fiscal year.

2009 Fiscal
Year

Audit Fees (1)	$47,000
Audit-Related Fees	0
Tax Fees	0
Other Services	0

(1)

Professional services rendered for the integrated audit of our annual consolidated financial statements and internal control over financial reporting, reviews of the consolidated financial statements included in Form 10-Qs, accounting consultation, consents related to other filings with the SEC, and statutory and regulatory audits required for foreign jurisdictions.

All audit related services, tax services and other services were pre-approved by the Board, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The Board recommends that shareholders vote “FOR” ratification of the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Board.

ANNUAL REPORT

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED HEREWITH. ADDITIONAL COPIES WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 601 UNION STREET, SUITE 4200, SEATTLE, WA, 98101, ATTENTION: JAMES WANG.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

The 2011 annual meeting of shareholders is expected to be held in or around September 2011. If any shareholder wishes to submit a proposal for inclusion in the proxy statement for the Company’s 2011 annual meeting, the rules of the Securities and Exchange Commission by following the procedures described in SEC Rule 14a-8 of the Securities and Exchange Act of 1934, as amended. A representative from the Company’s accounting firm will not be present for the meeting. To be eligible for inclusion, shareholder proposals must be received by the Company’s Corporate Secretary no later than November 3, 2010. Proposals should be sent to Corporate Secretary, Northport Network Systems Inc., 601 Union Street Suite 4200, Seattle, Washington, 98101.

OTHER MATTERS

Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting; the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James Wang
Chief Financial Officer, Secretary, and Director

NORTHPORT NETWORK SYSTEMS INC.

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON TUESDAY, AUGUST 24, 2010

The undersigned hereby appoints James Wang, Yan Zhao, Zhong Bo Jia, all or any of them, to be the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting to be held on the above date and place, and at any postponements or adjournments thereof, with all powers that the undersigned would have if personally present at the Annual Meeting. This proxy card, when properly executed, will be voted in the manner as set forth below. The proxy is hereby authorized to vote in his discretion upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. If the Company does not receive your proxy card prior to the time of the Annual Meeting your vote will not be accepted.

IMPORTANT TO BE SIGNED AND DATED: Simply sign and date the proxy card on the following page and return it by facsimile to (206) 340-9599 and U.S. mail, in the enclosed postage-prepaid envelope.

NORTHPORT NETWORK SYSTEMS INC.
PROXY CARD FOR THE ANNUAL MEETIN OF SHAREHOLDERS

Proposal	Proposal Description	Vote
No.
Proposal 1:	To elect seven (7) directors to serve until the next annual meeting of shareholders;	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Proposal 2:	To ratify the appointment of Baker Tilly Hong Kong Limited as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010; and	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Other	To transact such other business as may properly come	[ ]FOR	[ ]AGAINST	[ ]ABSTAIN
Business:	before the Annual Meeting and at any adjournments or postponements thereof.

(1)

If checking the box in Proposal 1 you are voting “FOR,” “AGAINST,” or “ABSTAIN” for all three directors. If you wish to withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.

Withholding Vote for the following nominee:_________________________________________________

If the undersigned fails to specify the manner in which the undersigned’s shares are to be voted by checking one of the boxes above, those shares shall be voted FOR the election of the candidates above. The undersigned hereby acknowledges receipt of the accompanying notice and proxy statement of the Annual Meeting.

IMPORTANT: Please sign as name(s) appear on your shareholder records and date this proxy card. If a joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

Dated: ___________ ___, 2010

(Name of Shareholder- Please Print)	(Name of Co-Owner, if any- Please Print)

(Signature and title, if any)	(Signature and title, if any)